UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, shareowners approved the 2012 Omnibus Incentive Compensation Plan and the amendment to the Discounted Employee Stock Purchase Plan on May 3, 2012. A description of the material terms of each plan are set forth under the headings “Proposal 3—Approval of the 2012 Omnibus Incentive Compensation Plan” and “Proposal 4—Approval of the Amendment to the Discounted Employee Stock Purchase Plan” in the proxy statement filed with the Securities and Exchange Commission on March 12, 2012, which descriptions are hereby incorporated into this Item 5.02 by reference. The 2012 Omnibus Incentive Compensation Plan is incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K. Amendment Number Three to the United Parcel Service, Inc. Discounted Employee Stock Purchase Plan is attached hereto as Exhibit 10.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2012, we held our annual meeting of shareowners. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The following matters were submitted to a vote of the shareowners.

Election of Directors:

Votes regarding the election of 12 directors for a term expiring in 2013 were as follows:

Election of Directors:	For	Against	Abstentions	Broker Non-Votes
F. Duane Ackerman	1,896,372,553	93,555,520	41,714,725	112,233,909
Michael J. Burns	1,947,694,101	43,786,692	40,162,005	112,233,909
D. Scott Davis	1,927,886,360	74,860,946	28,895,492	112,233,909
Stuart E. Eizenstat	1,928,178,561	62,754,607	40,709,630	112,233,909
Michael L. Eskew	1,945,923,862	49,463,080	36,255,856	112,233,909
William R. Johnson	1,935,639,963	56,033,023	39,969,812	112,233,909
Candace Kendle	1,939,769,962	52,516,718	39,356,118	112,233,909
Ann M. Livermore	1,924,847,182	66,478,456	40,317,160	112,233,909
Rudy H.P. Markham	1,904,854,147	85,503,485	41,285,166	112,233,909
Clark T. Randt, Jr.	1,941,150,496	49,476,842	41,015,460	112,233,909
John W. Thompson	1,933,720,059	58,966,014	38,956,725	112,233,909
Carol B. Tomé	1,951,799,077	49,164,133	30,679,588	112,233,909

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”

Ratification of Accountants:

Votes regarding the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the year ending December 31, 2012 were as follows:

	For	Against	Abstentions
Ratify the appointment of Deloitte & Touche LLP	2,085,194,012	35,142,015	23,540,680

The proposal passed.

Approval of 2012 Omnibus Incentive Compensation Plan:

Votes regarding the proposal to approve the 2012 Omnibus Incentive Compensation Plan were as follows:

	For	Against	Abstentions	Broker Non-Votes
Approve the 2012 Omnibus Incentive Compensation Plan	1,844,241,870	126,320,753	61,080,175	112,233,909

The proposal passed.

Approval of Amendment to the Discounted Employee Stock Purchase Plan:

Votes regarding the proposal to approve an amendment to the Discounted Employee Stock Purchase Plan were as follows:

	For	Against	Abstentions	Broker Non-Votes
Approve an amendment to the Discounted Employee Stock Purchase Plan	1,921,661,702	64,603,831	45,377,265	112,233,909

The proposal passed.

Shareowner Proposal:

Votes on a shareowner proposal regarding lobbying disclosure were as follows:

	For	Against	Abstentions	Broker Non-Votes
Shareowner proposal	317,261,757	1,564,551,977	149,829,064	112,233,909

The proposal did not pass.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	2012 Omnibus Incentive Compensation Plan, included as Annex A to the proxy statement filed on March 12, 2012, and incorporated herein by reference.

10.2	Amendment Number Three to the United Parcel Service, Inc. Discounted Employee Stock Purchase Plan, as amended and restated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: May 7, 2012	By:	/s/ Teri P. McClure
Teri P. McClure
Senior Vice President, General Counsel and Corporate Secretary